                                                                    EXHIBIT 10.4

                                 AIRCRAFT LEASE


The undersigned lessor ("Lessor") hereby leases to the undersigned lessee ("Lessee"), and Lessee hereby hires and takes from Lessor the following described aircraft, engine(s), propeller(s), and equipment, together with all attachments, substitutions, replacements and additions, hereinafter referred to as "Aircraft":

New/                                                    Model            Serial            "N"
Used        Year                      Manufacturer      Number           Number          Number

Used        1970                    Gulfstream G-II      1159              97            N930SD

Engine(s): [x] Horsepower 750 or more. Insert make, model and serial number of each engine.

Rolls Royce Spey 511-8
                           (LE) 8710
                           (RE) 8712


Describe radio(s), propeller(s) and other equipment and accessories fully including make, kind of unit, model and serial numbers.

         See Attached Schedule A attached hereto and incorporated herein by this reference.



1.       TERM AND RENTALS AND DEPOSIT

This lease is for a term of 10 years, beginning February 13, 1995, and ending February 12, 2005. For said term or any portion thereof, Lessee shall pay to Lessor rentals aggregating $6,760,493.00, of which $400,493.00 is herewith paid as a deposit, and all rentals shall be payable in 120 equal successive monthly rental payments of $53,000 each, of which the first is due March 1, 1995 and the others on like date of each month thereafter. All rent shall be paid at Lessor's place of business shown herein, or such other place as the Lessor may designate by written notice to the Lessee. The operation and use of the Aircraft shall be at the risk of Lessee, and not of Lessor and the obligation of Lessee to pay rent hereunder shall be unconditional.

Deposit/Additional Rent: Lessor shall withdraw from the deposit and credit to the account of Lessee, as additional rent hereunder, the sum, each month, of $3,337.44 determined to be 1/120th of the deposit set forth above.

2.       DESTRUCTION OF AIRCRAFT

If the Aircraft is lost, stolen, totally destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, the liability of the Lessee to pay rent therefor may be discharged by paying to Lessor all the rent due thereon, plus all the rent to become due thereon less the net amount of the recovery, if any, actually received by or credited to Lessor from insurance or otherwise for such loss or damage of the Aircraft. Except as expressly provided in this paragraph, the total or partial destruction of the Aircraft, or total or partial loss of use or possession thereof to Lessee, shall not release or relieve Lessee from the duty to pay the rent herein provided.

3.       NO WARRANTIES BY LESSOR; MAINTENANCE AND COMPLIANCE WITH
         LAWS.

Lessor, not being the manufacturer of the Aircraft, nor manufacturer's agent, makes no warranty or representation, either express or implied, as to the fitness, quality, design, condition, capacity, suitability, merchantability or performance of the Aircraft or of the material or workmanship thereof, or that the Aircraft will satisfy the requirements of any law, rule, specification or contract, it being agreed that the Aircraft is leased "as is" and that all such risks, as between the Lessor and the Lessee, are to be borne by the Lessee at its sole risk and expense, Lessee accordingly agrees not to assert any claim whatsoever against the Lessor based thereon. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against the Lessor for loss of anticipatory profits or consequential damages. Lessor shall have no obligation to test or service the Aircraft. All prior conversations, agreements or representations related hereto and/or to the Aircraft are integrated here, and no modification hereof shall be binding unless in writing signed by Lessor. Lessee agrees, at its own cost and expense:

(a) to pay all charges and expenses in connection with the operation of the Aircraft.

(b) to comply with all governmental laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Aircraft; and

(c) to make all repairs and replacements required to be made to maintain the Aircraft in good condition, reasonable wear and tear expected.

4.       INSURANCE.

Lessee agrees, at its own cost and expense, to maintain at all times (a) Aircraft hull insurance, including all-risk ground and flight insurance on the Aircraft for the full insurable value thereof for the term of this lease, plus other insurance thereon in amounts and against such risks as Lessee may specify, and deliver each policy to Lessor with a standard long form endorsement attached thereto showing loss payable to Lessor as its interest may appear, and (b) single limit insurance covering bodily injury liability, property damage liability and passenger liability for the term of this lease, and deliver to Lessor evidence of such insurance coverage, all insurance policies must provide that no cancellation thereof shall be effective without 30 days prior written notice to Lessor and all insurance policies shall be in form, terms and amounts and with insurance carriers satisfactory to Lessor; and

5.       TAXES.

Lessee agrees that, during the term of this lease, in addition to the rent and all other amounts provided herein to be paid, it will promptly pay all taxes, assessments and other governmental charges (including penalties and interest, if any, and fees for titling or registration, if required, levied or assessed:

(a) upon the interest of the Lessee in the Aircraft or upon the use or operation thereof or on the earnings arising therefrom;

(b) against Lessor on account of its acquisition or ownership of the Aircraft, or the use or operation thereof or the leasing thereof to the Lessee, or the rent herein provided for, or the earnings arising therefrom, exclusive, however, of any taxes based on net income of Lessor. Lessee agrees to file, in behalf of Lessor, all required tax returns and reports concerning the Aircraft with all appropriate governmental agencies, and within not more than 45 days after the due date of such filing to send Lessor confirmation, in form satisfactory to Lessor, of such filing.

6.       LESSOR'S TITLE, RIGHT OF INSPECTION AND IDENTIFICATION OF
         AIRCRAFT.

Title to the Aircraft shall at all times remain in Lessor, and Lessee will at all times protect and defend, at its own cost and expense, the title of Lessor from and against all claims, liens and legal processes of creditors of Lessee and keep the Aircraft free and clear from all such claims, liens and processes. All equipment, engines, radios, accessories, instruments and parts now or hereafter used in connection with the Aircraft shall become part of the Aircraft by accession. Lessor warrants that the Aircraft is not registered under the laws of any foreign country. Upon the expiration or termination of this lease, the Lessee at Lessee's sole expense shall return the Aircraft unencumbered to the Lessor at the place where the rent is payable or to such other place as Lessor and Lessee agree upon, and in the same condition as when received by Lessee, reasonable wear and treat resulting form use thereof alone excepted. Lessor shall have the right from time to time during reasonable business hours to enter any hangar or other place where the Aircraft is located for the purpose of confirming the existence, condition and the proper maintenance of the Aircraft. Lessee shall, upon the request of Lessor, and at its own expense firmly affix to the Aircraft in a conspicuous place, a decalcomania or metal plate showing Lessor as the owner and lessor of the Aircraft.

7.       POSSESSION AND PLACE OF USE.

Lessor covenants to and with Lessee that Lessor is the absolute owner of said Aircraft free and clear of encumbrances except:

The CIT Group/Equipment Financing, Inc. as assignee of Thomas M. O'Gara, Individually
- --------------------------------------------------------------------------------
If none other than this lease, indicate "None".

The Aircraft shall be based at:

Fulton County Airport                Atlanta           Fulton           Georgia
- --------------------------------------------------------------------------------
Name of airport or street address     City             County            State

and shall not be permanently removed therefrom without Lessor's prior written consent. Lessee shall not, without Lessor's prior written consent:

(a)      part with possession or control of the Aircraft;

(b) attempt or purport to sell, pledge, mortgage or otherwise encumber the Aircraft or otherwise dispose of or encumber any interest under this lease; or

8.       LESSEE'S WARRANTIES.

Lessee warrants that Lessee is a citizen of the United States as defined in the Federal Aviation Act of 1958, as amended; that the Aircraft will not be registered under the laws of any foreign country; that the Aircraft and/or equipment will not be held, maintained or used in violation of any law, regulation, ordinance or policy of insurance affecting the maintenance, use or flight of Aircraft. These warranties are conditions of Lessee's right of possession and use, and delivery is made in reliance thereon.

9.       PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR.

In the event that Lessee shall fail duly and promptly to perform any of its obligations under the provision of this lease, Lessor may, at its option, perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such performance, together with interest at the rate of 1 1/2% per month thereon until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Aircraft.

10.      DEFAULT.

An Event of Default shall occur if:

(a) Lessee fails to pay when due any installment of rent and such failure continues for a period of 10 days;

(b) Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure continues uncured for 15 days after written notice thereof to Lessee by Lessor;

(c) Lessee ceases doing business as a going concern, make an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt of an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation, or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation;

(d) within 60 days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statue, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee's consent of acquiescence of any trustee, receive or liquidator of it or of all or any substantial part of its assets or properties, such appointment shall not be vacated; or

(e) Lessee attempts to permanently remove, sell, transfer, encumber, part with possession or sublet the Aircraft.

Upon the occurrence of any Event of Default, Lessor, at its option, may:

(a) proceed by appropriate court action or actions or other proceedings either at law or in equity to enforce performance by Lessee of any and all covenants of this lease to recover damages for the breach thereof;

(b) demand that Lessee deliver the Aircraft forthwith to Lessor at Lessee's expense at such place as Lessor may designate;

(c) Lessor and/or its agents may, without notice or liability or legal process, enter into any premises of or under control or jurisdiction of Lessee or any agent of Lessee where the Aircraft may be or by Lessor is believed to be, and repossess the Aircraft, using all force necessary or permitted by applicable law so to do. Lessee hereby expressly waiving all further rights to possession of the Aircraft and all claims for injuries suffered through or loss caused by such repossession;

(d) terminate this lease, whereupon Lessee shall, without further demand, as liquidated damages for loss of the bargain and not as a penalty forthwith pay to Lessor any unpaid rent that accrued on or before the occurrence of the event of default, of the aggregate rent reserved hereunder for the unexpired term of this lease; and

(e) exercise all the rights and remedies of a secured party or Lessor under the Uniform Commercial Code and any other applicable laws, including the right to any deficiency remaining after disposition of the Aircraft for which Lessee agrees to remain fully liable.

Lessor will give Lessee reasonable notice of the time and place of any public sale of the Aircraft or of the time after which any private sale of the Aircraft or other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Lessee shown herein at least ten days before the sale or disposition. Should any proceedings be instituted by or against Lessor for monies due to Lessor hereunder and/or for possession of the Aircraft or for any other relief, Lessee shall pay a reasonable sum as attorneys fees. If any statute governing the proceeding in which damages are to be proved specifies the amount of such claim, Lessor, shall be entitled to prove as and for damages for the breach an amount equal to that allowed under such statute. The remedies of this lease provided in favor of Lessor shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in its favor existing at law or in equity, and the exercise, or beginning of exercise both Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such remedies. No express or implied waiver by Lessor of any event of default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent events of default.

11.      INDEMNITY.

Lessee agrees that Lessor shall not be liable to Lessee for, and Lessee shall indemnify and save Lessor harmless from and against any and all liability, loss, damage, expense, causes of action, suits, claims or judgments arising from or caused directly or indirectly by:

(a) Lessee's failure to promptly perform any of its obligations under the provisions of this lease;

(b) injury to person or property resulting from or based upon the actual or alleged use, operation, delivery or transportation of the Aircraft or its location or condition; or

(c) inadequacy of the Aircraft for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any thereof or any interruption or loss of service or use thereof or any loss of business;

and shall, at its own cost and expense, defend any and all suits which may be brought against Lessor, either alone or in conjunction with others upon any such liability or claim or claims and shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in any such action or actions, provided, however, that Lessor shall give Lessee written notice of any such claim or demand.

12.      ASSIGNMENTS AND NOTICES.

Neither this lease nor Lessee's rights hereunder shall be assignable except with Lessor's written consent; the conditions hereof shall bind any permitted successors and assigns of Lessee. Lessor may assign the rents reserved herein or all or any of Lessor's other rights hereunder. After such assignment, Lessor shall not be assignee's agent for any purpose; Lessee will settle all claims arising out of alleged breach of warranties or otherwise, defenses, set-offs and counterclaims it may have against Lessor directly with Lessor, and not set up any such against Lessor's assignee, Lessor hereby agreeing to remain responsible therefor. Lessee on receiving notice of any such assignment shall abide thereby and make payment as may therein be directed. Following such assignment, solely for the purpose of determining assignee's rights hereunder, the terms "Lessor" shall be deemed to include or refer to Lessor's assignee. All notices relating hereto shall be delivered in person to an officer of Lessor or Lessee or shall be mailed to Lessor or Lessee at its respective address herein shown or at any later address last known to the sender.

13.      FURTHER ASSURANCES.

Lessee shall execute and deliver to Lessor, upon Lessor's request, such instruments and assurances as Lessor deems necessary or advisable for the confirmation of perfection of this lease and Lessor's rights hereunder. Lessee may not terminate this Lease without the written consent of Lessor. If Lessor in good faith believes itself insecure or performance impaired, it may call a default hereunder or, instead of calling a default, Lessor may demand, and Lessee hereby agrees to give, additional equipment or other collateral as security for the obligations hereunder.

14.      LEASE IRREVOCABILITY.

This lease is irrevocable for the full term hereof as set forth in Paragraph 1 hereof and for the aggregate rentals herein reserved in said Paragraph 1 and the rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by Lessor or for any other reason, and delinquent installments of rent shall bear interest at 1 1/2% per month if not prohibited by law, otherwise at the highest lawful contract rate. If any part hereof is contrary to, prohibited by or demand invalid under applicable laws or regulations of any jurisdiction, such provision shall be inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof.

15.      TRUTH LEASING.

(a) THE LESSEE CERTIFIES THAT THE AIRCRAFT PRESENTLY COMPLIES WITH APPLICABLE FAA MAINTENANCE AND INSPECTION REQUIREMENTS FOR OPERATION TO BE CONDUCTED UNDER THE LEASE AND THAT THE AIRCRAFT HAS BEEN MAINTAINED FOR THE LAST 12 MONTHS, AND IN THE FUTURE WILL BE MAINTAINED AND INSPECTED, UNDER 14 C.F.R. 43, SECTION 91.54, AS AMENDED, OF THE FAA REGULATIONS FOR OPERATIONS TO BE CONDUCTED UNDER THE LEASE.

(b) LESSEE CERTIFIES THAT IT IS RESPONSIBLE FOR OPERATION CONTROL OF THE AIRCRAFT UNDER THE LEASE DURING THE TERM HEREOF AND THAT IT UNDERSTANDS ITS RESPONSIBILITY FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

(c) THE LESSEE UNDERSTANDS THAT EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FAA REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARD DISTRICT OFFICE, GENERAL AVIATION DISTRICT OFFICE, OR AIR CARRIER DISTRICT OFFICE.

(d) LESSEE AGREES TO KEEP A COPY OF THE LEASE IN THE AIRCRAFT AT ALL TIMES DURING THE LEASE TERM.

NO ORAL AGREEMENT, GUARANTEE, PROMISE, REPRESENTATION OR WARRANTY
SHALL BE BINDING.

               THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK


                        SIGNATURES TO FOLLOW ON NEXT PAGE

Dated:_______________________________________

Co-Lessor:                                                    Lessee:

Longline Leasing, Inc.                                        O'Gara-Hess Eisenhardt Armoring Company
                                                              Name of individual, corporation or partnership
By:/s/ Nicholas P. Carpinello                                 By:/s/ Nicholas P. Carpinello
   ---------------------------------                             -------------------------------------
Title:Treasurer                                               Title:Executive Vice Pres./Treasurer
      ------------------------------                                ----------------------------------
If corporation, give official title. If owner or              If corporation, have signed by
President, Vice partner, state which.                         President of Treasurer, and give official title.
                                                              If owner or partner, state which.


/s/ Nicholas P. Carpinello                                    /s/ Nicholas P. Carpinello
   ---------------------------------                            --------------------------------------
Signature                                                     Signature

9113 LeSaint Drive                                            9113 LeSaint Drive
- ------------------------------------                          ----------------------------------------
Address                                                       Address

Fairfield                      OH      45014                  Fairfield     Ohio
- --------------------------------------------                  ----------------------------------------
 45014
- -----------
City                       State   Zip Code                   City                   State    Zip Code


Co-Lessor:

Excel Armor Products, Inc.

/s/ Nicholas P. Carpinello, Treasurer
- --------------------------------------
Signature

9113 LeSaint Drive
- --------------------------------------
Address

Fairfield                   OH                       45014
- -------------------------------------------------------------
City                       State                     Zip Code

                           ADDENDUM TO AIRCRAFT LEASE
                                  (THE "LEASE")


Lessors:          Longline Leasing, Inc. and Excel Armor Products, Inc.

Lessee:           O'Gara-Hess and Eisenhardt Armoring Company

Date of Lease:

Aircraft:         Used 1970 Gulfstream G II, model 1159, s/n 97, N930SD

Engines:          2 Rolls Royce Spey 511-8 Engines, Serial Numbers
                  (LE)8710 and (RE)8712


(which includes all engines, propellers, blades and avionics attached to or used in connection with Aircraft.)

         Notwithstanding anything to the contrary hereinabove in the above-referenced Lease, the parties hereto agree as follows:

         1. Lessor's interest under the Lease may be assigned as collateral to The CIT Group/Equipment Financing, Inc. ("CIT"), and Lessee hereby gives its consent to such assignment. Such assignment shall include all rights of Lessor with respect to the Lease, including rights to receive notices, give or withhold consents thereunder, receive lease payments after notice to Lessee requiring same, and receive physical possession of the original executed Lease. CIT, however, shall have none of the obligations of Lessor under the Lease.

         2. Notwithstanding anything the Lease to the contrary, Lessee shall procure forthwith and maintain at Lessee's expense aircraft hull insurance, including all-risk ground and flight insurance on the Aircraft and other leased property for the full insurable value thereof, plus breach of warranty insurance and such other insurance thereon in amounts and against such risks as CIT shall specify, for the life of CIT's security interest in the Aircraft or the term of subject Lease and all renewals thereof, which is shorter. Lessee shall promptly deliver each policy to CIT with standard long form mortgagee endorsement attached thereto showing losses payable to CIT, and providing CIT with not less than 30 days advance written notice of cancellation. Each such policy shall in form, terms, and amount, and with insurance carriers, satisfactory to CIT. CIT's acceptance of policies with lesser amounts or covered risks shall not be a waiver of Lessee's foregoing obligations.

         3. Lessee confirms that the Aircraft is and will be kept hangared and permanently based at Fulton County Airport, Atlanta, Fulton County, Georgia which base will not be changed without the prior written consent of CIT.

         4. Lessee will not operate the Aircraft in any airspace for which it has not provided CIT insurance coverage as required above.

         5. No portion of Lessee's interest under the Lease may be assigned, sublet, transferred or encumbered, nor any portion of the leased property purchased by Lessee, nor the Lease cancelled or suspended by Lessor or Lessee (pursuant to purchase option or otherwise) without CIT's prior written consent.

         6. (a) No lease payment greater than one month in advance may be made without CIT's prior written consent.

                  (b) The Lease shall be non-cancelable and shall not be modified by either party without the advance written consent of CIT, which may be withheld in CIT's sole discretion.

                  (c) The Lease is in good standing and is hereby ratified as amended hereby and no party to this lease is in default or has done or failed to do something, which, if unremedied, with the passage of time will become a default.

         7. Lessee shall pay all reasonable attorneys' and paralegal fees and costs, from prior to litigation through post-judgment proceedings, incurred by CIT and/or Lessor in enforcing its rights upon Lessee's default hereunder.

         8. Lessee agrees that the Aircraft will be maintained at all times in an airworthy condition necessary for aircraft licenses under the laws, ordinances, rules and regulations of the U.S., the several states and municipalities, and any other jurisdiction in which the Aircraft shall be operated at any time.

         9. Lessee agrees that the Aircraft will be used at all times in accordance with the laws, rules, regulations, and ordinances of the U.S., the several states and municipalities thereof, and any other sovereign jurisdiction in which the Aircraft may be used.

         10. The Lease is subordinate to the Security Agreement, Uniform Commercial Code financing statements, and related security instruments executed in favor of CIT in connection with the Aircraft, and CIT's exercise of its rights under any assignment of the Lease to receive lease payments or otherwise, shall not prejudice CIT's rights to foreclose Lessee's interest in the Lease as subordinate to CIT's.

         11. CIT shall have the right to inspect the Aircraft upon reasonable notice, and immediately in the event of an emergency.

         12. CIT shall receive simultaneously with Lessor and Lessee copies of all notices sent by either to the other, and forthwith copies of all correspondence from either such party with each other, subleases, the FAA, airport authorities, other governmental authorities, financial institutions, and/or other persons or entities related to the Aircraft.

         13. Lessee agrees not to make any structural modifications to the Aircraft without CIT's prior written approval.

         14. Lessee and Lessor acknowledge that this Addendum is being executed by them in consideration for CIT's providing of financing to Thomas M. O'Gara which has in turn provided financing to Lessor secured by the Aircraft, and other good and valuable consideration, receipt of which is hereby acknowledged by Lessor and Lessee; and that such financing would not have been provided in the absence of this Addendum.

         15. Lessee covenants and agrees that during the term of that certain Negotiable Promissory Note of even date herewith executed by Thomas O'Gara in favor of CIT, it will provide to CIT (1) within 90 days after the end of each fiscal year, a balance sheet and income statement of Lessee, prepared in accordance with generally accepted accounting principles consistently applied and certified by independent certified public accountants selected by Lessee and acceptable to CIT, and (2) within 45 days after the end of each of the first three quarters of such fiscal year, a balance sheet and income statement of Lessee, prepared in accordance with generally accepted accounting principles consistently applied and certified by Lessee's Chief Financial Officer.

         16. Notice. Notice hereunder shall be by certified mail return receipt requested, effective upon deposit in the U.S.
mails addressed to the parties at the addresses listed below, or as changed by notice hereunder.

         17. Truth-in-Leasing. (A) THE LESSEE CERTIFIES THAT THE AIRCRAFT PRESENTLY COMPLIES WITH APPLICABLE FAA MAINTENANCE AND INSPECTION REQUIREMENTS FOR OPERATION TO BE CONDUCTED UNDER THE LEASE AND THAT THE AIRCRAFT HAS BEEN MAINTAINED FOR THE LAST 12 MONTHS, AND IN THE FUTURE WILL BE MAINTAINED AND INSPECTED, UNDER 14 C.F.R. 43, SECTION 91.54, AS AMENDED, OF THE FAA REGULATIONS FOR OPERATIONS TO BE CONDUCTED UNDER THE LEASE. (B) LESSEE CERTIFIES THAT IT IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THE LEASE DURING THE TERM HEREOF AND THAT IT UNDERSTANDS ITS RESPONSIBILITY FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS. (C) THE LESSEE UNDERSTANDS THAT AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FAA REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARD DISTRICT OFFICE, GENERAL AVIATION DISTRICT OFFICE, OR AIR CARRIER DISTRICT OFFICE. (D) LESSEE AGREES TO KEEP A COPY OF THE LEASE IN THE AIRCRAFT AT ALL TIMES DURING THE LEASE TERM.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this _____ day of _______________, 1995.

Witnessed by:                          LESSOR: LONGLINE LEASING, INC.


/s/ Thomas M. O'Gara                   By: /s/ Nicholas P. Carpinello
- --------------------------------           -----------------------------------
                                       Title:  Treasurer
                                           -----------------------------------
                                       Address: 9113 LeSaint Drive
                                                Fairfield, OH 45014

Witnessed by:                          LESSOR: EXCEL ARMOR PRODUCTS,
                                               INC.

/s/ Thomas M. O'Gara                   By: /s/ Nicholas P. Carpinello
- --------------------------------           -----------------------------------
                                       Title:  Treasurer
                                           -----------------------------------
                                       Address: 9113 LeSaint Drive
                                                Fairfield, OH 45014

Witnessed by:                          LESSEE: O'GARA-HESS AND
                                               EISENHARDT ARMORING
                                               COMPANY

/s/ Thomas M. O'Gara                   By: /s/ Nicholas P. Carpinello
- --------------------------------           -----------------------------------
                                       Title:Exec. V.P./Treasurer
                                           -----------------------------------
                                       Address: 9113 LeSaint Drive
                                                Fairfield, Ohio 45014

                   Gulf Stream II Supplemental Lease Agreement

This agreement is between O'Gara-Hess & Eisenhardt Armoring Company (O'Gara) and Longline Leasing, Inc.-Excel Armor Products, Inc. (LLL-EAP).

WHEREAS-

O'Gara has entered into a lease with LLL-EAP dated 12 Feb 1995 for the use of a Gulfstream II jet N930SD.

O'Gara has entered into a management agreement with O'Gara Aviation Company
(OAC) to maintain and manage the G II.

O'Gara desires to reduce the net operating expenses of the G II.

LLL-EAP desire to charter the G II.

AGREEMENT-

O'Gara agrees to allow LLL-EAP to manage the G II, including chartering, subject to the following terms:

         O'Gara   shall make minimum payments of $30,000 per month during the term of the lease.
         O'Gara   shall be invoiced for use of the G II on the basis of $1,500 per hour and to the extent such cumulative invoices for the period from 12 Feb 1995 to 31 December and each calendar year thereafter, for the duration of the lease, exceeds the amount paid by the $30,000 per month for the same period, O'Gara
                  shall pay to LLL-EAP by no later than 31 January of the
                  following year.
         O'Gara   shall have first priority to use the G II.
         O'Gara   agrees that all net revenues from operations shall be for the benefit of LLL-EAP.
         LLL-EAP  agrees to provide aircraft management including pilots, steward/stewardess, maintenance, food service, insurance, accounting information, filing of all related use tax returns, flight planning and clearances as required.
         LLL-EAP  agrees to operate and maintain the G II.
         LLL-EAP  shall charter the G II through AMR and direct marketing.

These are the complete terms of the agreement.

O'Gara-Hess & Eisenhardt Armoring           Longline Leasing, Inc.
  Company

/s/ Nicolas P. Carpinello                   /s/ W.T. O'Gara
- ---------------------------------           -----------------------------------
Nicholas P. Carpinello                      W.T. O'Gara
Executive Vice President                    Vice President

                               AMENDMENT TO LEASE

         This Amendment to Lease ("Amendment") is made and entered into as of the 1st day of August, 1996, by and between Longline Leasing, Inc., a Delaware corporation, and Excel Armor Products, Inc., a Delaware corporation (collectively "Lessor"), and O'Gara-Hess & Eisenhardt Armoring Company, a Delaware corporation ("Lessee").

                               W I T N E S S E T H

         WHEREAS, Lessor and Lessee are parties to a certain Aircraft Lease, dated as of February 13, 1995 ("Lease");

         WHEREAS, in connection with certain amendments to the financing agreements by which Lessor has financed the acquisition of the Aircraft, the parties desire to amend the rental payments due under the Lease;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties agree as follows:

         1. Paragraph 1 of the Lease is hereby deleted in its entirety and the following inserted in its place:

         "1.      TERM AND RENTALS AND DEPOSIT

         This lease is for a term of 10 years, beginning February 13, 1995, and ending February 12, 2005. Lessor shall pay Lessee a deposit of $400,493. For the period from February 13, 1995 to August 14, 1996, Lessee shall pay to Lessor rental in the sum of $53,000 per month which shall be due and payable on the 15th day of each month, of which the first is due March 15, 1995, thereafter commencing August 15, 1996, Lessor shall pay Lessee rental in the sum of $35,200 per month ("Base Rent"), which shall be due and payable on the 15th day of each month, plus a sum equal to the number of hours that Lessee uses the Aircraft in excess of 23.47 hours per each year (for purposes of this sentence year means each 12 month period commencing February 13) multiplied by $1,500, which sum shall be paid monthly at the same time as the Base Rent is due. All rent shall be paid at Lessor's place of business shown herein, or such other place as the Lessor may designate by written notice to the Lessee. The operation and use of the Aircraft shall be at the risk of Lessee, and not of Lessor and the obligation of Lessee to pay rent hereunder shall be unconditional.

         Deposit/Additional Rent: Lessor shall withdraw from the deposit and credit to the account of Lessee, as additional rent hereunder, the sum, each month, of $3,337.44 determined to be 1/120th of the deposit set forth above.

         2. All capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.

         3. The Lease except as modified herein shall remain in full force and effect.

         The undersigned have executed this Amendment as of the date first above written.


                                             LESSOR: LONGLINE LEASING, INC.


                                             By: /s/ Nicholas P. Carpinello
                                                 -----------------------------
                                             Title:  Treasurer
                                                 -----------------------------
                                             Address: 9113 LeSaint Drive

                                             LESSOR: EXCEL ARMOR PRODUCTS,
                                                     INC.

                                             By: /s/ Nicholas P. Carpinello
                                                 -----------------------------
                                             Title:  Treasurer
                                                 -----------------------------
                                             Address: 9113 LeSaint Drive

                                             LESSEE: O'GARA-HESS AND
                                                     EISENHARDT ARMORING
                                                     COMPANY

                                             By: /s/ Nicholas P. Carpinello
                                                 -----------------------------
                                             Title: Exec. V.P./Treasurer
                                                 -----------------------------
                                             Address: 9113 LeSaint Drive
                                                      Fairfield, Ohio 45014